                                   EXHIBIT 24


                                POWER OF ATTORNEY

                       DIRECTORS OF CAPITAL HOLDINGS, INC.


         Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint John S. Szuch his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of Capital Holdings, Inc., an Ohio corporation (the "Company"), to a Registration Statement on Form S-8 registering under the Securities Act of 1933, common stock to be sold under the Capital Holdings, Inc. Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Sylvania, Ohio, this 9th day of November, 1999.


/s/ James M. Appold                                  Director
-------------------
James M. Appold

/s/ David P. Bennett                                 Director
--------------------
David P. Bennett

/s/ Yale M. Feniger                                  Director
-------------------
Yale M. Feniger

/s/ George A. Isaac, III                             Director
------------------------
George A. Isaac, III

/s/ Harley J. Kripke                                 Director
--------------------
Harley J. Kripke

/s/ Michael C. Landin                                Director
--------------------
Michael C. Landin

/s/ Ronald R. Langenderfer                           Director
--------------------------
Ronald R. Langenderfer


------------------------                             Director
Joel A. Levine

/s/ W. G. Lyden, III                                 Director
--------------------
W. G. Lyden, III

/s/ Thomas W. Noe                                    Director
-----------------
Thomas W. Noe

/s/ Noel S. Romanoff                                 Director
--------------------
Noel S. Romanoff


/s/ Scott J. Savage                                  Director
-------------------
Scott J. Savage

/s/ James D. Sayre                                   Director
------------------
James D. Sayre